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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 Date of Report
                               December 16, 1999


                              NUEVO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-10537               76-0304436
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


                             1021 MAIN, SUITE 2100
                             HOUSTON, TEXAS  77002
                    (Address of principal executive offices)


                                 (713) 652-0706
              (Registrant's telephone number, including area code)



                             1331 Lamar, Suite 1650
                             Houston, Texas  77010
                 (Former address, if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     Not applicable

ITEM 5.  OTHER EVENTS

     Nuevo Energy Company made the Press Release attached hereto as Exhibit 99A.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

     Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99A.  Copy of the Company's Press Release dated December 16, 1999

ITEM 8.  CHANGE IN FISCAL YEAR

     Not applicable

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NUEVO ENERGY COMPANY


December 16, 1999                By:  /s/ Robert M. King
                                     --------------------------------------
                                     Robert M. King
                                     Senior Vice President and Chief
                                       Financial Officer

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